UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a‑12

ProSight Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROSIGHT GLOBAL, INC.

412 Mt. Kemble Ave., Suite 300C

Morristown,  New Jersey 07960

ADDITIONAL INFORMATION REGARDING THE PROSIGHT GLOBAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 17, 2020

The following press release and Notice of Change of Location and Format each relate to the proxy statement (the “Proxy Statement”) of ProSight Global, Inc. (“ProSight”), dated May 8, 2020, distributed to ProSight’s stockholders in connection with ProSight’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday,  June 17, 2020.

This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location and format of the Annual Meeting and is being made available to stockholders on or about May 28, 2020.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

ProSight to Host 2020 Annual Stockholders Meeting in Virtual Format

MORRISTOWN, N.J., May 28, 2020 /PRNewswire/ -- ProSight Global, Inc. (NYSE: PROS) (ProSight) today announced a change in the format of its 2020 Annual Stockholders Meeting (the “Annual Meeting”) from in-person to virtual-only. Due to the ongoing coronavirus (COVID-19) pandemic and to support the health and well-being of meeting participants and their families, ProSight will hold its Annual Meeting in a virtual meeting format only, via webcast. As previously announced, the Annual Meeting will be held at 10:00 a.m. Eastern time on June 17, 2020

As described in ProSight’s proxy materials previously distributed for the Annual Meeting, stockholders as of the close of business on April 28, 2020, the record date, are entitled to attend and participate in the Annual Meeting. To attend, participate in, and/or vote at the virtual Annual Meeting, registered stockholders should visit https://web.lumiagm.com/252700227 and must enter their 11-digit voter control number received on the notice or proxy card, and the meeting password, which is pros2020 (case sensitive).  Stockholders who hold their shares through a bank, broker or other nominee must contact their bank, broker or other nominee to obtain a valid legal proxy and provide proof of the legal proxy to ProSight’s transfer agent prior to 5:00pm Eastern Time on June 7, 2020.

For additional information regarding how stockholders may attend, participate in and/or vote at the virtual Annual Meeting, including via a valid legal proxy, please refer to ProSight’s supplemental proxy materials filed today with the Securities and Exchange Commission.

About ProSight

Founded in 2009 and headquartered in Morristown, New Jersey, ProSight Global, Inc. is an innovative property and casualty insurance company that designs unique insurance solutions to help customers improve their business and realize value from their insurance purchasing decision. The company focuses on select niche industries, deploying differentiated underwriting and claims expertise with the goal of enhancing each customer's operating performance.  ProSight's products are sold through a limited and select group of retail and wholesale distribution partners.  Each of ProSight's regulated insurance company subsidiaries are rated "A-" (Excellent) by A.M. Best. To learn more about ProSight visit www.prosightspecialty.com.

Inquiries:

Joe Hathaway

JHathaway@prosightspecialty.com

973.532.1706

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NOTICE OF CHANGE OF LOCATION AND FORMAT

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY,  JUNE 17, 2020

May 28, 2020

To the Stockholders ProSight Global, Inc.:

NOTICE IS HEREBY GIVEN that the location and format of the 2020 Annual Meeting of Stockholders of ProSight Global, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday,  June 17, 2020 at 10:00 a.m. Eastern Time. Due to the ongoing concerns around public health due to the novel coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders and other meeting participants, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

There is no change to the items of business to be addressed at the Annual Meeting, which are described in the proxy materials previously made available to ProSight’s stockholders. As described in those proxy materials, the Board fixed the close of business on April 28, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the “Record Date”). Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Participating in the Annual Meeting

Stockholders of Record: Shares Registered in Your Name

If you were a stockholder of record (i.e., you hold your shares through our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)) as of the Record Date, or if you are a proxy holder for a stockholder of record, you may participate in the Annual Meeting by following the instructions below:

•

Please visit https://web.lumiagm.com/252700227. We encourage you to access the meeting website prior to the 10:00 a.m. start time to leave ample time to check in.    Click ‘I have a control number’ and enter the 11-digit voter control number you received on your notice or proxy card, and enter the following meeting password: pros2020 (case sensitive).

•	Follow the instructions on the website to cast your vote.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you held your shares through an intermediary (i.e., you hold your shares through a bank or broker or other nominee) as of the Record Date, you may participate in the Annual Meeting by following the instructions below:

•

If you would like to vote at the meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy.  Once obtained, submit proof of your legal proxy (reflecting the number of your shares along with your name and email address) to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

•

Requests for voter control numbers must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 7, 2020.    Once you have your new voter control number, please follow the steps set forth above for stockholders of record.

Obtaining a legal proxy can take several days, and we advise stockholders who wish to attend the meeting to register as far in advance as possible.

Voting Shares

You are not required to attend the meeting in order to vote your shares. You are encouraged to vote your shares in advance of the Annual Meeting. If you wish to vote in advance of the Annual Meeting, the steps required to cast your votes are the same as indicated in the materials you received with the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have already voted and do not wish to change your vote, no additional action is required.

Technical Assistance

Help and technical support for accessing and participating in the meeting is available at https://go.lumiglobal.com/faq.

Asking Questions

Stockholders who attend the Annual Meeting will have an opportunity to submit questions electronically during a question and answer period after the formal business of the meeting concludes. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Availability of Stockholder List

The list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record upon request during the 10-day period prior to the date of the Annual Meeting. In addition, during the Annual Meeting, the list of stockholders will be available at https://web.lumiagm.com/252700227 to stockholders attending the Annual Meeting.

Additional Information

For further information regarding the matters to be acted upon at the Annual Meeting, you are urged to carefully read the Proxy Statement. ProSight makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.astproxyportal.com/ast/22966.

8
By: Order of the Board of Directors

/s/ Frank D. Papalia
Frank D. Papalia

Chief Legal Officer &
Corporate Secretary

Morristown, New Jersey
May 28, 2020